Exhibit 99.1
AMENDMENT NO. 17 TO LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 17 TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of January 11, 2008, by and among Handy & Harman, a New York corporation (“Parent”), OMG, Inc., a Delaware corporation formerly known as Olympic Manufacturing Group, Inc. (“OMG”), Continental Industries, Inc., an Oklahoma corporation (“Continental”), Maryland Specialty Wire, Inc., a Delaware corporation (“Maryland Wire”), Handy & Harman Tube Company, Inc., a Delaware corporation (“H&H Tube”), Camdel Metals Corporation, a Delaware corporation (“Camdel”), Canfield Metal Coating Corporation, a Delaware corporation (“Canfield”), Micro-Tube Fabricators, Inc., a Delaware corporation (“Micro-Tube”), Indiana Tube Corporation, a Delaware corporation (“Indiana Tube”), Lucas-Milhaupt, Inc., a Wisconsin corporation (“Lucas”), Handy & Harman Electronic Materials Corporation, a Florida corporation (“H&H Electronic”), Sumco Inc., an Indiana corporation (“Sumco”), OMG Roofing, Inc., a Delaware corporation (“OMG Roofing”), OMNI Technologies Corporation of Danville, a New Hampshire corporation (“OMNI” and together with Parent, OMG, Continental, Maryland Wire, H&H Tube, Camdel, Canfield, Micro-Tube, Indiana Tube, Lucas, H&H Electronic, Sumco and OMG Roofing, each individually, a “Borrower” and collectively, “Borrowers”), Handy & Harman of Canada, Limited, an Ontario corporation (“H&H Canada”), ele Corporation, a California corporation (“ele”), Alloy Ring Service Inc., a Delaware corporation (“Alloy”), Daniel Radiator Corporation, a Texas corporation (“Daniel”), H&H Productions, Inc., a Delaware corporation (“H&H Productions”), Handy & Harman Automotive Group, Inc., a Delaware corporation (“H&H Auto”), Handy & Harman International, Ltd., a Delaware corporation (“H&H International”), Handy & Harman Peru, Inc., a Delaware corporation (“H&H Peru”), KJ-VMI Realty, Inc., a Delaware corporation (“KVR”), Pal-Rath Realty, Inc., a Delaware corporation (“Pal-Rath”), Platina Laboratories, Inc., a Delaware corporation (“Platina”), Sheffield Street Corporation, a Connecticut corporation (“Sheffield”), SWM, Inc., a Delaware corporation (“SWM”), Willing B Wire Corporation, a Delaware corporation (“Willing” and together with H&H Canada, ele, Alloy, Daniel, H&H Productions, H&H Auto, H&H International, H&H Peru, KVR, Pal-Rath, Platina, Sheffield and SWM, each individually, a “Guarantor” and collectively, “Guarantors”), Wachovia Bank, National Association, a national banking association that is successor by merger to Congress Financial Corporation, in its capacity as agent pursuant to the Loan Agreement (as hereinafter defined) acting for the financial institutions party thereto as lenders (in such capacity, together with its successors and assigns, “Agent”), and the financial institutions party thereto as lenders (collectively, “Lenders”).

W I T N E S S E T H:

WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) have made and provided and may hereafter make and provide loans, advances and other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated March 31, 2004, by and among Agent, Lenders, Borrowers and Guarantors, as amended by Consent and Amendment No. 1 to Loan and Security Agreement, dated as of August 31, 2004, Amendment No. 2 to Loan and Security Agreement, dated as of October 29, 2004, Amendment No. 3 to Loan and Security Agreement, dated as of December 29, 2004, Amendment No. 4 to Loan and Security Agreement, dated as of May 20, 2005, Amendment No. 5 to Loan and Security Agreement, dated as of September 8, 2005, Amendment No. 6 and Waiver to Loan and Security

Agreement, dated as of December 29, 2005, Consent and Amendment No. 7 to Loan and Security Agreement, dated as of January 24, 2006, Consent and Amendment No. 8 to Loan and Security Agreement, dated as of March 31, 2006, Amendment No. 9 to Loan and Security Agreement, dated as of July 18, 2006, Amendment No. 10 to Loan and Security Agreement, dated as of October 30, 2006, Amendment No. 11 and Waiver to Loan and Security Agreement, dated as of December 28, 2006, Amendment No. 12 and Consent to Loan and Security Agreement, dated as of December 28, 2006 (“Amendment No. 12”), Amendment No. 13 and Waiver to Loan and Security Agreement, dated as of March 29, 2007, Amendment No. 14 to Loan and Security Agreement, dated as of July 20, 2007, Amendment No. 15 to Loan and Security Agreement, dated as of September 10, 1007, and Amendment No. 16 to Loan and Security Agreement, dated as of November 5, 2007 (as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”), and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Financing Agreements”);

WHEREAS, Borrowers have requested that Agent and Lenders make certain amendments to the Loan Agreement and the other Financing Agreements, and Agent and Lenders are willing to make such amendments, subject to terms and conditions set forth herein;

WHEREAS, by this Amendment, Borrowers, Guarantors, Agent and Lenders desire and intend to evidence such amendments;

NOW THEREFORE, in consideration of the foregoing, and the respective agreements and covenants contained herein, the parties hereto agree as follows:

1.           Definitions.

(a)  Amendments to Definitions.

(i)   The definition of “Continuing Reserve” in Section 1.27 of the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“1.27 ‘Continuing Reserve’ shall mean a continuing Reserve which shall remain in effect at all times in the amount of (a) $1,000,000, for the period from January 11, 2008 through and including April 15, 2008, and (b) $2,500,000, commencing on April 16, 2008 and at all times thereafter.”

(ii)   The definition of “Eligible Accounts” in Section 1.33 of the Loan Agreement is hereby amended by deleting clause (e) of such definition and replacing it with the following:

“(e)  either (i) the chief executive office of the account debtor with respect to such Accounts is located in the United States of America or Canada (provided, that, at any time promptly upon Agent's request, such Borrowing Base Party shall execute and deliver, or cause to be executed and delivered, such other agreements,

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documents and instruments as may be required by Agent to perfect the security interests of Agent in those Accounts of an account debtor with its chief executive office or principal place of business in Canada in accordance with the applicable laws of the Province of Canada in which such chief executive office or principal place of business is located and take or cause to be taken such other and further actions as Agent may request to enable Agent as secured party with respect thereto to collect such Accounts under the applicable Federal or Provincial laws of Canada) or, (ii) at Agent's option, if the chief executive office and principal place of business of the account debtor with respect to any such Account is located other than in the United States of America or Canada (a “Foreign Account”), then if either: (1) the account debtor has delivered to such Borrowing Base Party an irrevocable letter of credit issued or confirmed by a bank satisfactory to Agent and payable only in the United States of America and in U.S. dollars, sufficient to cover such Foreign Account, in form and substance satisfactory to Agent and if required by Agent, the original of such letter of credit has been delivered to Agent or Agent’s agent and the issuer thereof, and such Borrowing Base Party has complied with the terms of Section 5.2(f) hereof with respect to the assignment of the proceeds of such letter of credit to Agent or naming Agent as transferee beneficiary thereunder, as Agent may specify, or    (2) such Foreign Account is subject to credit insurance payable to Agent issued by an insurer and on terms and in an amount acceptable to Agent, or (3) such Foreign Account is otherwise acceptable in all respects to Agent (subject to such lending formula with respect thereto as Agent may determine); provided, that, a Foreign Account shall not be deemed ineligible solely for failure to comply with the requirements of this clause (e)(ii) so long as the aggregate amount of all such Foreign Accounts does not exceed at any time the lesser of (x) $2,000,000 and (y) the amount equal to fifty (50%) percent of all Foreign Accounts;”.

(b)  Interpretation.  Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

2.           Amendment Fee.  In addition to all other fees, charges, interest and expenses payable by Borrowers and Guarantors to Agent and Lenders under the Loan Agreement and the other Financing Agreements, Borrowers and Guarantors shall pay to Agent for the ratable benefit of Lenders, contemporaneously with the effectiveness of this Amendment, an amendment fee in the amount of $12,500, which fee shall be fully earned as of and payable on date hereof and may be charged to any loan account of Borrowers.

3.           Conditions Precedent.  The provisions contained herein shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent:

(a)  Agent shall have received this Amendment, duly authorized, executed and delivered by Borrowers, Guarantors and the Required Lenders;

(b)  Agent shall have received, in form and substance satisfactory to Agent, a true and correct copy of any consent, waiver or approval to or of this Amendment which any Borrower or Guarantor is required to obtain from any other Person; and

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(c)  no Default or Event of Default shall have occurred and be continuing immediately before and after giving effect hereto.

4.           Representations, Warranties and Covenants.  Each Borrower and Guarantor hereby represents and warrants to Agent and Lenders the following (which shall survive the execution and delivery of this Amendment), the truth and accuracy of which  representations and warranties are a continuing condition of the making of Loans and providing Letter of Credit Accommodations to Borrowers:

(a)  this Amendment has been duly authorized, executed and delivered by all necessary action on the part of each of the Borrowers and Guarantors which is a party hereto and, if necessary, their respective stockholders and is in full force and effect as of the date hereof, and the agreements and obligations of each of the Borrowers and Guarantors contained herein constitute the legal, valid and binding obligations of each of the Borrowers and Guarantors, enforceable against them in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors’ rights generally and by general equitable principles;

(b)  the execution, delivery and performance of this Amendment (a) are all within each Borrower’s and Guarantor’s corporate powers and (b) are not in contravention of law or the terms of any Borrower’s or Guarantor’s certificate or articles of incorporation, by laws, or other organizational documentation, or any indenture, agreement or undertaking (including, without limitation, the Tranche B Term Loan Agreement) to which any Borrower or Guarantor is a party or by which any Borrower or Guarantor or its property are bound;

(c)  neither the execution and delivery of this Amendment, nor the consummation of the transactions contemplated hereby, nor compliance with the provisions hereof (i) has resulted in or shall result in the creation or imposition of any Lien upon any of the Collateral, except in favor of Agent, or as expressly permitted by Section 9.8 of the Loan Agreement, (ii) has resulted in or shall result in the incurrence, creation or assumption of any Indebtedness of any Borrower or Guarantor, except as expressly permitted under Section 9.9 of the Loan Agreement; (iii) has violated or shall violate any applicable laws or regulations or any order or decree of any court or Governmental Authority in any respect; (iv) does or shall conflict with or result in the breach of, or constitute a default in any respect under any material mortgage, deed of trust, security agreement, agreement or instrument to which any Borrower or Guarantor is a party or may be bound (including without limitation the Tranche B Term Loan Agreement), and (v) violates or shall violate any provision of the Certificate of Incorporation or By-Laws of any Borrower or Guarantor;

(d)  No action of, or filing with, or consent of any Governmental Authority, and no approval or consent of any other third party that has not been obtained, is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment;

(e)  all of the representations and warranties set forth in the Loan Agreement and the other Financing Agreements, each as amended hereby, are true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects as of such date;

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(f)  no Default or Event of Default exists or has occurred and is continuing on the date hereof.

5.           General Release.  Each Borrower and Guarantor may have certain Claims (as hereinafter defined) against the Released Parties (as hereinafter defined) regarding or relating to the Loan Agreement or the other Financing Agreements.  Agent, Lenders, Borrowers and Guarantors desire to resolve each and every one of such Claims in conjunction with the execution of this Amendment and thus each Borrower and Guarantor makes the release contained in this Section.  In consideration of Agent’s and Lenders’ entering into this Amendment and agreeing to the substantial concessions as set forth herein, each Borrower and Guarantor hereby fully and unconditionally releases and forever discharges Agent and each Lender and their respective directors, officers, employees, subsidiaries, branches, affiliates, attorneys, agents, representatives, successors and assigns and all persons, firms, corporations and organizations acting on any of their behalves (collectively, the “Released Parties”), of and from any and all claims, allegations, causes of action, costs or demands and liabilities, of whatever kind or nature, from the beginning of the world to the date on which this Amendment is executed, whether known or unknown, liquidated or unliquidated, fixed or contingent, asserted or unasserted, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, anticipated or unanticipated, which such Borrower or Guarantor has, had, claims to have had or hereafter claims to have against the Released Parties by reason of any act or omission on the part of the Released Parties, or any of them, occurring prior to the date on which this Amendment is executed, including on account of or in any way affecting, concerning or arising out of or founded upon this Amendment up to and including the date on which this Amendment is executed, including all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings among the parties up to and including the date on which this Amendment is executed, including the administration or enforcement of the Loans, the Obligations, the Loan Agreement or any of the other Financing Agreements (collectively, all of the foregoing are the “Claims”).  Each Borrower and Guarantor represents and warrants that it has no knowledge of any claim by it against the Released Parties or of any facts or acts or omissions of the Released Parties which on the date hereof would be the basis of a claim by such Borrower or Guarantor against the Released Parties which is not released hereby.  Each Borrower and Guarantor represents and warrants that the foregoing constitutes a full and complete release of all Claims.

6.           Effect of this Agreement.  Except as expressly amended or waived pursuant hereto, no other changes, waivers or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof.  To the extent that any provision of the Loan Agreement or any of the other Financing Agreements are inconsistent with the provisions of this Amendment, the provisions of this Amendment shall control.

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7.           Further Assurances.  Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be requested by Agent to effectuate the provisions and purposes hereof.

8.           Governing Law.  The validity, interpretation and enforcement of this Amendment and the other Financing Agreements (except as otherwise provided therein) and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

9.           Binding Effect.  This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

10.         Headings.  The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment.

11.         Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall have the same force and effect as the delivery of an original executed counterpart of this Amendment.  Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first above written.

AGENT
WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent By:/s/ Sang H. Kim Name: Sang H. Kim Title: Vice President
LENDERS WACHOVIA BANK, NATIONAL ASSOCIATION By:/s/ Sang H. Kim Name: Sang H. Kim Title: Vice President
TEXTRON FINANCIAL CORPORATION By: /s/ Norbert Schmidt Name: Norbert Schmidt Title: Senior Account Executive
BANK OF AMERICA, N.A. By: /s/ Cynthia G. Stannard Name: Cynthia G. Stannard Title: Sr. Vice President
ABLECO FINANCE LLC, on behalf of itself and its Affiliate assigns By:/s/ Daniel E. Wolf Name: Daniel E. Wolf Title: President

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FORTRESS CREDIT FUNDING III LP By:Fortress Credit Funding III GP LLC, its General Partner By: /s/ Constantine Dakolias Name: Constantine Dakolias Title: President
FORTRESS CREDIT FUNDING II LP By:Fortress Credit Funding II GP LLC, its General Partner By: /s/ Constantine Dakolias Name: Constantine Dakolias Title: President
FORTRESS CREDIT FUNDING IV LP By:Fortress Credit Funding IV GP LLC, its General Partner By: /s/ Constantine Dakolias Name: Constantine Dakolias Title: President
FORTRESS CREDIT OPPORTUNITIES II LP By:Fortress Credit Opportunities II GP LLC, its General Partner By: /s/ Constantine Dakolias Name: Constantine Dakolias Title: Chief Credit Officer

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BORROWERS
HANDY & HARMAN By: /s/ Robert K. Hynes Name: Robert K. Hynes Title: VP & CFO
OMG, INC. By: /s/ Robert K. Hynes Name: Robert K. Hynes Title: VP & Treasurer
CONTINENTAL INDUSTRIES, INC. By: /s/ Robert K. Hynes Name: Robert K. Hynes Title: VP & Treasurer
MARYLAND SPECIALTY WIRE, INC. By: /s/ Robert K. Hynes Name: Robert K. Hynes Title: VP & Treasurer
HANDY & HARMAN TUBE COMPANY, INC. By: /s/ Robert K. Hynes Name: Robert K. Hynes Title: VP & Treasurer
CAMDEL METALS CORPORATION By: /s/ Robert K. Hynes Name: Robert K. Hynes Title: VP & Treasurer
CANFIELD METAL COATING CORPORATION By: /s/ Robert K. Hynes Name: Robert K. Hynes Title: VP & Treasurer

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MICRO-TUBE FABRICATORS, INC. By: /s/ Robert K. Hynes Name: Robert K. Hynes Title: VP & Treasurer
INDIANA TUBE CORPORATION By: /s/ Robert K. Hynes Name: Robert K. Hynes Title: VP & Treasurer
LUCAS-MILHAUPT, INC. By: /s/ Robert K. Hynes Name: Robert K. Hynes Title: VP & Treasurer
HANDY & HARMAN ELECTRONIC MATERIALS CORPORATION By: /s/ Robert K. Hynes Name: Robert K. Hynes Title: VP & Treasurer
SUMCO INC. By: /s/ Robert K. Hynes Name: Robert K. Hynes Title: VP & Treasurer
OMG ROOFING, INC. By: /s/ Robert K. Hynes Name: Robert K. Hynes Title: VP & Treasurer
OMNI TECHNOLOGIES CORPORATION OF DANVILLE By: /s/ Robert K. Hynes Name: Robert K. Hynes Title: VP & Treasurer

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GUARANTORS
HANDY & HARMAN OF CANADA, LIMITED By: /s/ Robert K. Hynes Name: Robert K. Hynes Title: VP & Treasurer
ELE CORPORATION By: /s/ Robert K. Hynes Name: Robert K. Hynes Title: VP & Treasurer
ALLOY RING SERVICE INC. By: /s/ Robert K. Hynes Name: Robert K. Hynes Title: VP & Treasurer
DANIEL RADIATOR CORPORATION By: /s/ Robert K. Hynes Name: Robert K. Hynes Title: VP & Treasurer
H&H PRODUCTIONS, INC. By: /s/ Robert K. Hynes Name: Robert K. Hynes Title: VP & Treasurer
HANDY & HARMAN AUTOMOTIVE GROUP, INC. By: /s/ Robert K. Hynes Name: Robert K. Hynes Title: VP & Treasurer
HANDY & HARMAN INTERNATIONAL, LTD. By: /s/ Robert K. Hynes Name: Robert K. Hynes Title: VP & Treasurer

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HANDY & HARMAN PERU, INC. By: /s/ Robert K. Hynes Name: Robert K. Hynes Title: VP & Treasurer
KJ-VMI REALTY, INC. By: /s/ Robert K. Hynes Name: Robert K. Hynes Title: VP & Treasurer
PAL-RATH REALTY, INC. By: /s/ Robert K. Hynes Name: Robert K. Hynes Title: VP & Treasurer
PLATINA LABORATORIES, INC. By: /s/ Robert K. Hynes Name: Robert K. Hynes Title: VP & Treasurer
SHEFFIELD STREET CORPORATION By: /s/ Robert K. Hynes Name: Robert K. Hynes Title: VP & Treasurer
SWM, INC. By: /s/ Robert K. Hynes Name: Robert K. Hynes Title: VP & Treasurer
WILLING B WIRE CORPORATION By: /s/ Robert K. Hynes Name: Robert K. Hynes Title: VP & Treasurer